FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “First Amendment”) is dated effective as of the 21st day of June, 2013, and is to be and become part of that certain Purchase and Sale Agreement between WELLS VAF-330 Commerce Street, LLC, a Delaware limited liability company, as Seller therein, and COMMERCE STREET NASHVILLE PARTNERSHIP, a Tennessee general partnership, as Purchaser therein, dated as of May 29, 2013, (the “Agreement”) for the purchase and sale of certain property (the “Property”) containing all that tract or parcel of real property located in Nashville, Tennessee and as more particularly described in the Agreement.

WITNESSETH

WHEREAS, the parties have agreed to extend the Loan Commitment Contingency Date to July 5, 2013;

NOW THEREFORE, for and in consideration of the mutual covenants contained herein, One and No/100ths Dollar ($1.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1.     All terms used herein with an initial capital letter and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

2.    The Loan Commitment Contingency Date defined in Section 3.8 of the Agreement is hereby extended to July 8, 2013.

3.    This First Amendment may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Facsimile signatures shall be considered binding and original signatures.
EXCEPT AS MODIFIED HEREIN, all other terms, covenants, conditions and obligations of the Agreement shall remain in full force and effect, and are hereby ratified and confirmed by the parties.

[SIGNATURES CONTAINED ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Purchase and Sale Agreement to be executed as of the date set forth above.

SELLER:
WELLS VAF-330 COMMERCE STREET, LLC,
a Delaware limited liability company

By: Wells Mid-Horizon Value-Added Fund I, LLC,
a Georgia limited liability company, its sole member

By: Wells Investment Management Company, LLC,
a Georgia limited liability company, its manager

By: /s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Senior Vice President
PURCHASER:
COMMERCE STREET NASHVILLE PARTNERSHIP
By: /s/ Brooks R. Smith
Name: /s/ Brooks R. Smith
Title: Authorized Representative
ESCROW AGENT:
FIRST AMERICAN TITLE INSURANCE COMPANY
By: /s/ William L. Rosenberg 6/20/2013
Name: William L. Rosenberg
Title: Asst V.P.

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